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                                                                   Exhibit 23.17



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
OpinionWare.com, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Minneapolis, Minnesota
March 14, 2000